                                                                  EXHIBIT 10.32

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.



                  THE VITAMIN SHOPPE & ONHEALTH NETWORK COMPANY
                              SPONSORSHIP AGREEMENT

This agreement, dated as of March 31, 1999, describes the terms and conditions of a sponsorship and advertising agreement between Vitamin Shoppe Industries, Inc. ("Vitamin Shoppe"), which markets and sells vitamins and nutritional supplements on the Internet at the website http://www.vitaminshoppe.com (or any successor website, the "Vitamin Shoppe Website") and OnHealth Network Company ("OnHealth") which maintains a health-related site on the Internet at the website http://www.onhealth.com (or any successor website, the "OnHealth Website"; and together with the Vitamin Shoppe Website, the "Sites").


1.     Advertising Placements.

a. Banner Impressions. During the Term (as defined below), OnHealth will deliver [*****] Vitamin Shoppe impressions (at an intended rate of [*****] Q1, [*****] Q2, [*****] Q3, [*****] Q4) through a combination of banner advertisements; tile advertisements and Vitamin Shoppe logos, each of which will consist of Vitamin Shoppe Advertising Content (as defined below) and each of which shall contain a Vitamin Shoppe link, as follows:


------------------------------------------------------------------------------------------------------------------------
AD TYPE                      DETAILS                                                     CREATIVES/ESTIMATED
                                                                                         IMPRESSIONS
------------------------------------------------------------------------------------------------------------------------
Run of Site                  [*****]                                                     [*****]

On Health Home Page          [*****]                                                     [*****]
http://onhealth.com/ch1/index.asp

Keywords                     [*****]                                                     [*****]

ECommerce area               [*****]                                                     [*****]
------------------------------------------------------------------------------------------------------------------------

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


------------------------------------------------------------------------------------------------------------------------
AD TYPE                      DETAILS                                                     CREATIVES/ESTIMATED
                                                                                         IMPRESSIONS
------------------------------------------------------------------------------------------------------------------------
"Storefront" top page          [ * * * * * ]                                               [*****]

"Vitamin and Herb" store page  [ * * * * * ]                                               [*****]

Alternative Health Column      [ * * * * * ]                                               [*****]
------------------------------------------------------------------------------------------------------------------------



A "Vitamin Shoppe impression" shall mean the display of a Vitamin Shoppe advertisement or promotional creative to an end user of the OnHealth Web site. Vitamin Shoppe agrees and acknowledges that the term "similarly situated" will take into consideration the volume of advertising purchase, CPM payments, exclusivity, return promotional efforts, and other consideration offered by each sponsor or advertiser to OnHealth.

       b. Sponsored Areas. During the Term, in no way limiting the other obligations OnHealth pursuant to the other subsections of this Section 1, Vitamin Shoppe will receive the following sponsorship and promotional placements on the OnHealth Website:


              (i) Vitamin Shoppe shall be the exclusive vitamin retail advertiser or sponsor of the Vitamin and Mineral Index area and the Herbal Index area of the OnHealth Website (collectively, the "Vitamin Shoppe Areas"). That is, OnHealth shall not place advertisements for any other online or offline retailer who sell vitamins, minerals and dietary supplements. In furtherance of the foregoing, OnHealth shall prominently promote the Vitamin Shoppe Website through a combination of [*****], each of which will consist of Vitamin Shoppe Advertising Content and each of which shall contain a Vitamin Shoppe link, as follows:



-----------------------------------------------------------------------------------------------------------------
AD TYPE                               DETAILS                                          CREATIVES/ESTIMATED
                                                                                       IMPRESSIONS
-----------------------------------------------------------------------------------------------------------------
Vitamin & Minerals Index              [*****]                                      [*****]
http://onhealth.com/ch1/resource/
vitamins/index.asp

Herbs Index                           [*****]                                      [*****]
http://onhealth.com/ch1/resource/
herbs/index.asp
----------------------------------------------------------------------------------------------------------------

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


              (ii) Vitamin Shoppe shall be treated no less favorably in Vitamin Shoppe Areas than any other similarly situated sponsor of the OnHealth Website is treated within its sponsored areas of the OnHealth Website. OnHealth's obligations with respect to each Vitamin Shoppe Area of the OnHealth Website set forth in this Section 1(b) shall also apply to all areas which are successors or replacements to such areas and to all new vitamin, mineral and herbal areas on the OnHealth Website launched on the OnHealth Website after the date of this Agreement.

       c. Vitamin and Herbs Section of Shopping Channel. During the Term, OnHealth will at all times display Vitamin Shoppe Advertising Content, including, without limitation, images of and specials on Vitamin Shoppe products, in the Vitamin and Herbs Section of the Shopping Channel on the OnHealth Website. OnHealth's obligations to the Vitamin Shoppe with respect to the Vitamin and Herbs Section of the Shopping Channel on the OnHealth Website set forth in this Section 1(c) shall also apply to all areas which are successors or replacements to such areas and to all new areas for the online sale of vitamin, mineral and herbal on the OnHealth Website launched on the OnHealth Website after the date of this Agreement.

       d. Newsletter Promotion. During the Term of this Agreement, OnHealth will, once per month, include a text ad (or other Vitamin Shoppe Advertising Content approved by Vitamin Shoppe) which shall contain a Vitamin Shoppe link in OnHealth's weekly email Newsletter which OnHealth delivers to OnHealth users who subscribe thereto.

       e. Minimum Impressions. When OnHealth provides [*****] Vitamin Shoppe impressions, OnHealth's requirement to provide rotating banners under Section 1.a cease, but sponsorship and Shopping Channel placements under Sections 1.b and 1.c will continue persistently for the rest of the Term.

2.     Exclusivity.

       a. Category Exclusivity. During the Term, the Vitamin Shoppe will be the sole and exclusive vitamin and supplement retail sponsor of, and the sole and exclusive vitamin and supplement retail advertiser on, the OnHealth Website. That is, OnHealth shall not place any advertisements, logos, promotional links, buttons, branded content, or other promotions for any Vitamin Shoppe Competitor on the OnHealth Website. Vitamin Shoppe recognizes that other advertisers may have vitamins and supplements as part of this overall product line, but these are not their primary focus. For purposes of this Agreement the term "Vitamin Shoppe Competitor" means any online or offline specialty retailer whose primary focus is vitamins and/or nutritional supplements. As of the Effective Date, Vitamin Shoppe Competitors include without limitation the entities listed in Exhibit A. The parties acknowledge and agree that some of the listed entities may cease to be Vitamin Shoppe Competitors if they change their business during the Term.


       b. Vitamin, Herb and Supplement Advertisement Exclusivity. During the Term, OnHealth shall not place any advertisements or other promotions for the online or offline retail sale of any vitamin, herb or nutritional supplement product for any advertiser, EXCEPT for then-current OnHealth Site ecommerce partner for the "Drug Store" and "Health and Beauty" categories. The parties acknowledge that initially drugstore.com is the ecommerce partner for the "Drug Store" category, and "SelfCare" may be the initial ecommerce partner for the "Health and Beauty" category.


3.     Vitamin Shoppe Advertising Content.

       a. For each of the promotional placements described in Section I hereof, Vitamin Shoppe shall provide OnHealth with all content including all trademarks, logos, banners and tile ads (the "Vitamin Shoppe Advertising Content") which will be displayed on the OnHealth Website. The parties hereto agree to cooperate and work together in the establishment of all links, buttons, logos, tiles and banners placed pursuant to this Agreement. Links from one party's Site to the other party's Site shall in no way alter the look, feel or functionality of the linked Site.

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.



       b. OnHealth hereby confirms and agrees that during the Term Vitamin Shoppe shall be able to serve up its own advertising using Net Gravity software and tags, and that OnHealth shall not do anything which would interfere or hamper such serving. Notwithstanding anything in this Agreement, all non-public information regarding end users' access to Vitamin Shoppe Advertising Content (including Vitamin Shoppe banner advertisements and e-commerce tiles), including the number of end users viewing and clicking information with respect thereto, shall be deemed to be Confidential Information of Vitamin Shoppe (collectively, "Vitamin Shoppe Confidential Advertising Information"). To the extent that in connection with OnHealth's advertising efforts, or otherwise, any third party may or will receive any Vitamin Shoppe Confidential Advertising Information from or through OnHealth, OnHealth agrees that prior to such third party receiving any such information OnHealth will enter into an agreement with such third party pursuant to which such third party will agree to keep any such Vitamin Shoppe Confidential Advertising Information received by such third party confidential to the same extent as OnHealth is required to keep such information confidential under the Agreement. Vitamin Shoppe agrees that OnHealth may include data from Vitamin Shoppe Confidential Advertising Information as part of aggregated information about the OnHealth Site without restriction, so long as the Vitamin Shoppe Confidential Advertising Information is not specifically identified as pertaining to Vitamin Shoppe.


       c. Vitamin Shoppe links established hereby may link, in Vitamin Shoppe's sole discretion after reasonable notice to OnHealth, to either the Vitamin Shoppe Website or to Vitamin Shoppe's Vitamin Buzz Website ("Vitamin Buzz").

4.     Confidentiality.

       a. Generally. For the purposes of this Agreement, "Confidential Information" means non-public information about the disclosing party's business or activities that is proprietary and confidential, which shall include, without limitation, all business, financial, technical and other information of a party marked or designated "confidential" or by its nature or the circumstances surrounding its disclosure should reasonably be regarded as confidential. -Confidential Information includes not only written or other tangible information, but also information transferred orally, visually, electronically or by any other means. Confidential Information will not include information that (i) is in or enters the public domain without breach of this Agreement,
(ii) the receiving party lawfully receives from a third party without restriction on disclosure and without breach of a nondisclosure obligation or
(iii) the receiving party knew prior to receiving such information from the disclosing party or develops independently.

       b. Exclusions. Each party agrees (i) that it will not disclose to any third party or use any Confidential Information disclosed to it by the other except as expressly permitted in this Agreement and (ii) that it will take all reasonable measures to maintain the confidentiality of all Confidential Information of the other party in its possession or control, which will in no event be less than the measures it uses to maintain the confidentiality of its own information of similar importance.

       c. Exceptions. Notwithstanding the foregoing, each party may disclose Confidential Information (i) to the extent required by a court of competent jurisdiction or other governmental authority or otherwise as required by law, provided, however, that with respect to filing obligations under the securities laws, each party will, to the extent that it is required to file this Agreement, file this Agreement in redacted form reasonably approved by the other party prior to such filing or (ii) on a "need-to-know" basis under an obligation of confidentiality to its legal counsel, accountants, banks and other financing sources and their advisors. Except as set forth in this Section 4(c), the terms and conditions of the Agreement will be deemed to be the Confidential Information of each party and will not be disclosed without the prior written consent of the other party.

5.     Vitamin Shoppe User Data.

       a. All users on the Vitamin Shoppe Website, including, users linked to the Vitamin Shoppe Website from the OnHealth Website, will be deemed to be customers of the Vitamin Shoppe. Accordingly, all rules, policies and operating procedures of Vitamin Shoppe concerning customer orders, customer service and sales will apply to those customers. Vitamin Shoppe may change its policies and operating procedures at any time. Vitamin Shoppe

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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.

will determine the prices to be charged for products and other merchandise sold on the Vitamin Shoppe Website in accordance with its own pricing policies. Prices and availability on the Vitamin Shoppe Website may vary from time to time. The parties hereto hereby agree that title to any user information of any users of the Vitamin Shoppe Website, including but not limited to the name, address and e-mail address of users, obtained by Vitamin Shoppe from such users shall be owned by the Vitamin Shoppe.

       b. All users on the OnHealth Website, including, users linked to the OnHealth Website from the Vitamin Shoppe Website, will be deemed to be customers of the OnHealth. Accordingly, all rules, policies and operating procedures of OnHealth concerning customer orders, customer service and sales will apply to those customers. OnHealth may change its policies and operating procedures at any time. OnHealth will determine the prices to be charged for services, products and other merchandise sold by OnHealth on the OnHealth Website in accordance with its own pricing policies. The parties hereto hereby agree that title to any user information of any users of the OnHealth Website, including but not limited to the name, address and e-mail address of users, obtained by OnHealth from such users shall be owned by the OnHealth.

       c. The parties acknowledge and agree that each may separately collect the same user data from its respective web site, in which case each party shall have such rights in the data as dictated by the rules, policies and operating procedures of its web site and applicable law.


6. OnHealth Branding on Linked Pages. Vitamin Shoppe shall, with the assistance of OnHealth, activate on the Vitamin Shoppe Website, one reverse link to the OnHealth Website, which shall be provided by OnHealth, which will allow OnHealth users who link to the Vitamin Shoppe Website through a link established hereby, to return to the OnHealth Website. Such reverse link will appear above-the-fold on the initial Vitamin Shoppe Website page to which the OnHealth user links. Also, Vitamin Shoppe shall include a link to the OnHealth Website from the "thank you" page, or any successor or replacement page, presented to OnHealth Customers on the Vitamin Shoppe Website. OnHealth acknowledges that Vitamin Shoppe may wish to redesign the Vitamin Shoppe Website during the Term, in which case the parties shall discuss in good faith alternative placement and/or design of links to the OnHealth Website to provide substantially the same benefit to OnHealth.


7.     Licenses.


       a. Generally. Subject to the terms and conditions hereof, Vitamin Shoppe hereby represents and warrants that it has the power and authority to grant, and does hereby grant to OnHealth a non-exclusive, non-transferable, royalty-free, worldwide license to reproduce and display all logos, trademarks, trade names and similar identifying material relating to Vitamin Shoppe (the "Vitamin Shoppe Marks") solely in connection with the promotion, marketing and distribution of the parties and the Sites in accordance with the terms hereof, provided, however, that OnHealth shall, other than as specifically set forth in this Agreement, not make any specific use of any Vitamin Shoppe Mark without first submitting a sample of such use to Vitamin Shoppe and obtaining its prior consent, which consent shall not be unreasonably withheld. The foregoing license shall terminate upon the effective date of the expiration or termination of this Agreement.



       Subject to the terms and conditions hereof, OnHealth hereby represents that it has the power and authority to grant, and does hereby grant to Vitamin Shoppe a non-exclusive, non-transferable, royalty-free, worldwide license to reproduce and display all logos, trademarks, trade names and similar identifying material relating to OnHealth (the "OnHealth Marks") solely in connection with the promotion, marketing and distribution of the parties and the Sites in accordance with the terms hereof, provided, however, that Vitamin Shoppe shall, other than as specifically set forth in this Agreement, not make any specific use of any OnHealth Marks without first submitting a sample of such use to OnHealth and obtaining its prior consent, which consent shall not be unreasonably withheld. The foregoing license shall terminate upon the effective date of the expiration or termination of this Agreement.


       b. Intellectual Property Ownership. Each party shall retain all right, title, and interest (including all copyrights, patents, service marks, trademarks and other intellectual property rights) in its Site. Except for the license granted pursuant to this Agreement, neither party shall acquire any interest in the other party's Site or any other services or materials, or any copies or portions thereof, provided by such party pursuant to this Agreement.

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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


       c. Removal of Materials. Each party reserves the right (but does not assume the obligation) to reject or remove any content, information, data, logos, trademarks and other materials (collectively, "Materials") provided by the other from its servers at any time if, in its reasonable opinion, it believes that any such Materials infringe any third-party intellectual property right, are libelous or invade the privacy or violate other rights of any person, violate applicable laws or regulations, or jeopardize the health or safety of any person. Each party will use reasonable efforts to contact the other prior to removing any of its Materials from its servers and will work with the other to resolve the issue as quickly as possible.

8.     Term.


       a. The initial term (the "Initial Term"; and together with all extensions and renewals, the "Term") will begin on the date set forth above and expire on the [*****] of the date (the "Launch Date") on which: (i) each of the Vitamin Shoppe Areas of the OnHealth Website are operational; and (ii) the banner advertisements are established in accordance with the terms of Section 1 of this Agreement, subject to earlier termination as set forth in this Agreement. If the Launch Date has not occurred by August 31, 1999, Vitamin Shoppe shall, in its sole discretion, be entitled to terminate this Agreement without any liability and receive a refund of all amounts, other than the initial nonrefundable [*****] set up fee, paid by Vitamin Shoppe to OnHealth pursuant to this Agreement prior to the date of such termination.



       b. On or before the 80th day prior to the expiration of the initial Term, OnHealth shall deliver a written notice to Vitamin Shoppe to notify Vitamin Shoppe of the commencement of the extension negotiation period. Between the 75th and 60th day prior to the expiration of the initial Term, OnHealth and Vitamin Shoppe shall in good faith negotiate to extend the term of this Agreement on such terms as the parties may then agree.


9. Press Release. OnHealth and The Vitamin Shoppe will issue a joint press release regarding the partnership by a mutually agreed upon date.

10.    OnHealth Customers; Communication.

       a. Vitamin Shoppe will provide OnHealth a monthly report of the aggregate number of OnHealth users who have linked from the OnHealth Website to the Vitamin Shoppe Website pursuant to a link established hereby and who during such visit purchased, for the first-time ever, a product on the Vitamin Shoppe Website (each, a "unique OnHealth Customer"). As used in the prior sentence, "purchased" mean that a product from the Vitamin Shoppe Website was paid for, shipped and has not been returned by the customer for a period of 30-days from the date of shipment.

       b.     OnHealth Contacts:    Julie Darnell, Commerce Manager
                                    Julied@onhealth.com
                                    206-652-0329

                                    Alexandra D'Anna, North Eastern Ad Director
                                    Alexandrad@onhealth.com
                                    212-297-6233

       All creatives (ad units)     Linda Villahoz, Production Manager
       should be sent to:           lindav@onhealth.com
                                    212-297-6229

OnHealth will provide required specifications for advertising banners and other placements upon request.



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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


11.    Cost Structure.


       a. The fee for the placements and other rights provided under this Agreement for the Term is [*****], of which [*****] shall be paid within five business days of the date of this Agreement, with the balance to be paid in twelve payments of [*****] due by the last day of each month of the Term commencing on the month of the Launch Date. The initial [*****] fee, in consideration of the exclusivity granted hereunder and for the cost of setting up the Vitamin Shoppe promotions on the OnHealth Website, shall be deemed earned and due as of the Effective Date.


       b. After OnHealth delivers [*****] OnHealth Customers, Vitamin Shoppe will pay OnHealth [*****] for each additional unique OnHealth Customer delivered to Vitamin Shoppe. Such payments, if any, shall be made by the last day of the month following the month in which such payments arose.

       c. Depending on availability, Vitamin Shoppe shall have the option to purchase additional banner advertisements from OnHealth at a [*****], which OnHealth represents is significantly lower than OnHealth's current published rate. Should OnHealth's published rate [*****] Vitamin Shoppe may purchase such additional banner advertisements at a cost [*****] of OnHealth's [*****].

       d. On Health will use commercially reasonable efforts to maintain the OnHealth Website and display the Vitamin Shoppe Advertising Content pursuant to the terms of this Agreement twenty four hours per day each day during the Term. OnHealth shall install and maintain a commercially acceptable system of collecting information about impressions and other data relating to the use of the Advertising Content. OnHealth warrants to Vitamin Shoppe that it will make reasonable effort to perform under this agreement in a competent manner. If despite OnHealth's efforts, for any 24 hour period a majority of the Vitamin Shoppe promotions or placements, or the links contained therein, are not viewable or operational (a "Blackout Period"), and by the end of the term OnHealth has not delivered all impressions required above, OnHealth shall provide Vitamin Shoppe with a [*****] to be paid by Vitamin Shoppe hereunder pursuant to Section 11(a) of this Agreement and the Term shall be extended by an amount of time equal to the Blackout Period. In the event a Blackout Period lasts more than seventy-two (72) consecutive hours, Vitamin Shoppe's payment obligations will be suspended until end of Blackout Period, and the Term shall be suspended for the duration of such Blackout Period.

12.    General.

       a. Each party hereby agrees to indemnify and hold harmless the other party and its subsidiaries and affiliates, and their respective directors, officers, employees, agents, shareholders, partners, members and other owners, against any and all claims, actions, demands, liabilities, losses, damages, judgments, settlements, costs and expenses (including reasonable attorneys' fees) (any or all of the foregoing hereinafter referred to as "Losses") insofar as such Losses (or actions in respect thereof) arise out of or are based on (i) any representation or warranty made by it herein being untrue, (ii) any breach by it of any covenant or agreement made by it herein; (iii) the use by it of any trademarks or Content other than in accordance with the terms hereof ; and (iv) the development, operation, maintenance of its Site and Content (as defined below). For purposes herein, "Content" shall mean, with respect to each party, the content as delivered by such party to the other party pursuant to this Agreement, and the content owned or licensed by such party and contained on such party's Site. The foregoing obligations are contingent upon the indemnified party: (i) promptly notifying the indemnifying party of any claim, suit, or proceeding for which indemnity is claimed; (ii) cooperating reasonably with the indemnifying party at the latter's expense; and (iii) allowing the indemnifying party to control the defense or settlement thereof. The indemnified party will have the right to participate in any defense of a claim and/or to be represented by counsel of its own choosing at its own expense.

       b. NEITHER PARTY SHALL HAVE ANY LIABILITY TO ANY PERSON FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY DESCRIPTION, WHETHER ARISING OUT OF WARRANTY OR CONTRACT, NEGLIGENCE OR OTHER TORT, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM LOST PROFITS OR LOST BUSINESS OPPORTUNITY.



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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


       c. No purported waiver of any provision hereof shall be binding unless set forth in a writing signed by the party to be charged thereby. Any waiver shall be limited to the circumstance or event specifically referenced in the written waiver document and shall not be deemed a waiver of any other term of this Agreement or of the same circumstance or event upon any recurrence thereof.

       d. Neither party shall assign, transfer or sell all or any part of its rights or obligations hereunder, by operation of law or otherwise, without the prior written approval of the other party, provided, that a party's rights and obligation hereunder may be transferred to a successor of all or substantially all of the business and assets of the party regardless of how the transaction or series of related transactions is structured, provided, that the successor party agrees to be bound by all of the terms and conditions of this Agreement. Notwithstanding the foregoing, either party may assign this Agreement to a wholly owned subsidiary that operates the party's respective website.

       c. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of Washington without consideration or application of its conflict of law provisions.

VITAMIN SHOPPE INDUSTRIES, INC.              ONHEALTH NETWORK COMPANY

Name: /s/ K.H. Creech                        Name: [SIGNATORY]
     ----------------------------                 ----------------------------
Title: CEO                                   Title: North Eastern Ad Director
      ---------------------------                  ---------------------------
Date: May 20, '99                            Date: 5/20/99
     ----------------------------                 ----------------------------




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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


                                     EXHIBIT A

                           VITAMIN SHOPPE COMPETITORS


Acta Pharmacal                          Puritans Pride
All Vitamins                            Reach4life
Austin Nutritional                      Realtime
BenSalem Naturals                       S. Shiraishi Office, Inc.
B-Vital                                 Shop Vitamins
Chavas Chemical-Free                    The Herb Shop
Cherokee Naturals, Inc.                 The Herb Shoppe
Club Vitamin                            The Nickel and Thyme Shoppe
GNC                                     The Vitamin Source
Good Life Nutrition                     The Vitamin Tree
Green Tree                              US Health Distributors, Inc
Green Turtle Bay Vitamin                Vita Save
Greenshack Direct                       VitaCare
Health and Vitamin Express              VitaFit
Health Depot                            Vital Life
Infinity 2                              Vitamin Depot
Jamieson Natural Sources                Vitamin Express
Karemore Vitamin Company                Vitamin House
Kava Systems                            Vitamin House
L & H Vitamins                          Vitamin Shack
Life Plus Vitamins                      Vitamin Warehouse, Inc.
MineralNet                              Vitamins for Life
Mother Nature's General Store           Vitamins Online
Mountain Naturals Vitamins              Vitamins.com
My Vitamins                             Vitanet
Nature Sunshine                         Vitawise
Nature Sunshine Herb and Vitamins       Wholesale Vitamins
Noah's Ark                              Vitamin Planet
Nutritional Direct                      Vitamin Research Products
Nature's Bounty                         Vitamin Discount Connection
Vitamin World                           Vitamin Plus
MotherNature.com                        Vitamins Network
Nutritional Warehouse                   Vitamin4Life.com
Phillips Nutritional


                                       9